Common Stock	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Common Stock	Common Stock

As of December 31, 2021, the Company had reserved 5.5 million shares of authorized and unissued EQT common stock for stock compensation plans and approximately 40 million shares of authorized and unissued EQT common stock for settlement of the Convertible Notes.

In December 2021, the Company announced that the Board of Directors approved a share repurchase program to repurchase shares of its common stock for an aggregate purchase price up to $1 billion. The share repurchase authority is valid through December 31, 2023. In December 2021, the Company repurchased 1,361,668 shares of EQT common stock for an aggregate purchase price of $29.4 million at an average price of $21.56 per share, excluding fees and broker commissions, under this share repurchase program.

In July 2021, the Company issued 98,789,388 shares of EQT common stock as part of the consideration for the Alta Acquisition described in Note 6.

In October 2020, the Company entered into an underwriting agreement under which the Company sold 20,000,000 shares of EQT common stock at a price to the public of $15.50 per share. In November 2020, the option to purchase 3,000,000 additional shares was exercised by the underwriters on the same terms. After deducting offering costs of $15.6 million, the net proceeds of $340.9 million were used to fund a portion of the purchase price of the Chevron Acquisition described in Note 6.